SUMMARY PROSPECTUS	October 4, 2023

Horizon Equity Premium Income Fund

(formerly, Horizon Active Dividend Fund)

Advisor Class: HADUX

Institutional Class: HIDDX

Investor Class: HNDDX

Before you invest, you may want to review the Prospectus for the Equity Premium Income Fund (as defined below), which contains more information about the Equity Premium Income Fund and its risks. The current statutory Prospectus and Statement of Additional Information (“SAI”) dated October 4, 2023, are incorporated by reference into this Summary Prospectus. You can find the Equity Premium Income Fund’s Prospectus, SAI, reports to shareholders, and other information about the Equity Premium Income Fund online at www.horizonmutualfunds.com/epi-fund.html. You can also get this information at no cost by calling 1-855-754-7932 or by sending an e-mail request to funds@horizoninvestments.com.

Investment Objective. The investment objective of the Horizon Equity Premium Income Fund (the “Equity Premium Income Fund”) is capital appreciation and current income.

Fees and Expenses of the Equity Premium Income Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Equity Premium Income Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Advisor Class	Institutional Class	Investor Class
Management Fees	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	None	0.10%
Other Expenses(2)	0.26%	0.25%	0.25%
Expense Recoupment(3)	0.03%	0.00%	0.00%
Remainder of Other Expenses	0.23%	0.25%	0.25%
Acquired Fund Fees and Expenses(1)	0.03%	0.03%	0.03%
Total Annual Fund Operating Expenses(4)	1.29%	1.03%	1.13%

(1)

This number represents the combined total fees and operating expenses of the underlying funds owned by the Equity Premium Income Fund and is not a direct expense incurred by the Equity Premium Income Fund or deducted from Fund assets. Since this number does not represent a direct operating expense of the Equity Premium Income Fund, the operating expenses set forth in the Equity Premium Income Fund’s financial highlights do not include this figure.

(2)	“Other Expenses” are estimated for the current fiscal year for the Institutional Class.
(3)

The Equity Premium Income Fund’s investment adviser, Horizon Investments, LLC (“Horizon”), has contractually agreed to waive its fees and reimburse expenses of the Equity Premium Income Fund, at least until March 31, 2025, so that the Total Annual Fund Operating Expenses After Fee Waivers and Reimbursement (exclusive of front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); payments, if any, under a Rule 12b-1 Distribution Plan; expenses paid with securities lending expense offset credits; taxes; and extraordinary expenses (such as litigation)) do not exceed 0.99% of average daily net assets for each of the Advisor Class, Investor Class and Institutional Class shares; provided, however, that any fees waived and expenses reimbursed are subject to possible recoupment by Horizon, within 36 months after such fees have been waived or expenses reimbursed, if such recoupment can be achieved without exceeding the lower of the expense limit in place at the time of the waiver or reimbursement and the expense limit in place at the time of recoupment. This expense waiver agreement can only be terminated by a majority of the Equity Premium Income Fund’s trustees that are not “interested persons” of the Trust (as defined under the Investment Company Act of 1940, as amended) or a majority of the outstanding shares of the Fund.

(4)

Note that the amount of Total Annual Fund Operating Expenses shown in the above table will differ from the ratio to average net assets included in the Equity Premium Income Fund’s financial highlights section of the Prospectus which reflects the operating expenses of the Fund and does not include indirect expenses such as Acquired Fund Fees and Expenses, but includes the expense reductions generated when the Equity Premium Income Fund loaned its portfolio securities.

Example. This Example is intended to help you compare the cost of investing in the Equity Premium Income Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Equity Premium Income Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Equity Premium Income Fund’s operating expenses remain the same (taking into account the contractual expense limitation). The fee waiver/expense reimbursement arrangement discussed in the table above is reflected only through March 31, 2025. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Advisor Class	$131	$406	$698	$1,528
Institutional Class	$105	$328	$569	$1,259
Investor Class	$115	$359	$622	$1,375

Portfolio Turnover. The Equity Premium Income Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Equity Premium Income Fund’s performance. During the fiscal period ended November 30, 2022, the Income Fund’s portfolio turnover rate was 150% of the average value of the portfolio.

Principal Investment Strategies of the Equity Premium Income Fund

The Equity Premium Income Fund’s investment adviser, Horizon Investments, LLC (“Horizon”), seeks to achieve the Equity Premium Income Fund’s investment objective primarily by investing in the equity securities of dividend-paying U.S. large-capitalization companies and selling call options on broad-based securities indices (including, without limitation, the S&P 500).

Under normal circumstances, the Equity Premium Income Fund will invest not less than 80% of the value of its net assets (plus the amount of borrowings for investment purposes) in equity securities. Equity securities include common and preferred stock, convertible debt securities, American Depositary Receipts (“ADRs”), and real estate investment trusts (“REITs”) and derivative instruments related thereto. The Equity Premium Income Fund may invest in the equity securities of companies of any size capitalization, although it expects to primarily invest in large capitalization companies. The Fund considers a large market capitalization company to be a company with a market capitalization within the range of one or more companies in the S&P 500 index at the time of purchase.

Dividend-Paying Securities. Horizon selects and weights securities using a flexible approach that combines active management with quantitative models to allocate the Equity Premium Income Fund’s portfolio primarily among dividend-paying securities that Horizon believes offer the opportunity for attractive potential return for a given amount of risk. Horizon defines “dividend-paying securities” as equity securities: (i) that have paid a dividend in the prior 12 calendar months; or (ii) that Horizon believes are reasonably likely to pay a dividend in the 12 calendar months following the Fund’s acquisition of the security. In selecting securities for the Equity Premium Income Fund’s portfolio, Horizon seeks to diversify across dividend-paying securities that have one or more attractive fundamentals, such as: high profitability and stable earnings; low price variability; low fundamental valuation measures; and positive price trends. Horizon may add to or modify the characteristics Horizon considers as economic, market and financial conditions change. In constructing the portfolio, Horizon may consider industry and position constraints to ensure sufficient diversification, as determined by Horizon. Depending on market conditions, the Equity Premium Income Fund may at times focus its investments in particular sectors or areas of the economy.

Options. The Equity Premium Income Fund seeks to generate additional cash flow, and may reduce volatility, through the sale of call options on broad-based securities indices (including, without limitation, the S&P 500). The Equity Premium Income Fund expects that, under normal circumstances, it will sell call options on a portion of the value of the Fund’s portfolio. As a seller of call options, the Equity Premium Income Fund will receive a premium (cash) from the purchaser of the option, in exchange for which the purchaser of the call option has the right to participate in the underlying index’s gains above the predetermined strike price until the option expires. If the option is exercised, the Fund, as the seller of the call option, must pay the difference between the price of the index and the strike price of the option.

During periods where the U.S. equity market is relatively stable, falling, or slightly rising such that the option premiums received by the Fund exceed the appreciation of the index and the strike price, the strategy may outperform an otherwise similar strategy that does not generate additional income from options premiums. Alternatively, during periods of rising markets where gains in the underlying indices exceed the premiums received, the strategy would be expected to underperform an otherwise similar strategy with no option overlay. The Equity Premium Income Fund expects that the underlying portfolio of securities, together with the option overlay, should in the aggregate result in a portfolio with a modest defensive tilt as compared to the S&P 500, designed to outperform in flat to down markets, and expected to underperform in large positive markets.

In addition to the sale of call options discussed above, the Equity Premium Income Fund may also buy or write put and call options on individual securities (including ETFs) or securities indices for investment purposes, to hedge other investments, or to generate additional option premiums for the Fund. The Equity Premium Income Fund’s options investments may involve “covered” positions where the Fund may write a call option on an underlying position to generate income. The Equity Premium Income Fund may involve a “collateralized” strategy more generally, where the Fund may write put options on a security whose value is collateralized by cash (“cash-secured puts”) or otherwise collateralized by the Fund’s securities. The Equity Premium Income Fund may also write options on individual securities that it does not hold in its portfolio (i.e., “naked” options), which have the potential for unlimited loss.

The Equity Premium Income Fund’s option strategies may also involve options combinations, such as spreads, straddles and collars. In “spread” transactions, the Equity Premium Income Fund buys and writes a put or buys and writes a call on the same underlying instrument with the options having different strike prices, expiration dates, or both. When the Equity Premium Income Fund engages in spread transactions, it seeks to profit from differences in the option premiums paid and received and in the market prices of the related options positions when they are closed out or sold. In “straddles,” the Equity Premium Income purchases a put option and a call option or writes a put option and a call option on the same instrument with the same expiration date and the same strike price. A “collar” position combines a put option purchased by the Equity Premium Income (the right of the Equity Premium Income Fund to sell a specific security within a specified period) with a call option that is written by the Equity Premium Income Fund (the right of the counterparty to buy the same security) in a single instrument, and the Equity Premium Income Fund’s right to sell the security is typically set at a price that is below the counterparty’s right to buy the security. Thus, the combined position “collars” the performance of the underlying security, providing protection from depreciation below the price specified in the put option, and allowing for participation in any appreciation up to the price specified by the call option. In each case, the premium received for writing an option offsets, in part, the premium paid to purchase the corresponding option; however, downside protection may be limited as compared to just owning a single option. There is no limit on the number or size of the options transactions in which the Equity Premium Income Fund may engage.

The Equity Premium Income Fund will typically sell portfolio securities to seek to secure gains or limit potential losses when Horizon believes that other more favorable opportunities exist or when Horizon otherwise believes it is in the best interest of the Equity Premium Income Fund.

Principal Risks of the Equity Premium Income Fund

Many factors affect the Equity Premium Income Fund’s performance. The Equity Premium Income Fund’s share price changes daily based on changes in market conditions in response to economic, political and financial developments. The direction and extent of those price changes will be affected by the financial condition, industry and economic sector, and geographic location of the securities in which the Equity Premium Income Fund invests. The Equity Premium Income Fund is not federally insured or guaranteed by any government agency. You may lose money by investing in the Equity Premium Income Fund.

Management Risk. The ability of the Equity Premium Income Fund to meet its investment objective is directly related to the allocation of the Equity Premium Income Fund’s assets. Horizon may allocate the Equity Premium Income Fund’s investments so as to under-emphasize or over-emphasize investments at the wrong times or under the wrong market conditions, in which case the Equity Premium Income Fund’s value may be adversely affected.

Market Risk. Investments in securities in general are subject to market risks that may cause their prices to fluctuate over time. The Equity Premium Income Fund’s investments may decline in value due to factors affecting securities markets generally, or particular countries, segments, economic sectors, industries or companies within those markets. The value of a security may decline due to general economic and market conditions that are not specifically related to a particular issuer. Markets may, in response to governmental actions or intervention, economic or market developments, trade disputes, the spread of infectious illness or other public health issues, geopolitical factors or other external factors, experience periods of high volatility and reduced liquidity, and, in extreme cases, may lead to trading restrictions and halts. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, potentially at unfavorable prices. Certain securities may be difficult to value during such periods.

Dividend Yield Risk. While the Equity Premium Income Fund may hold securities of companies that have historically paid a dividend, those companies may reduce or discontinue their dividends in the future, thus reducing income to the Equity Premium Income Fund. Past dividend payments are not a guarantee of future dividend payments. Also, the market return of high dividend yield securities, in certain market conditions, may be worse than the market return of other investment strategies or of markets generally.

Domestic Strategy Risk. Because the Equity Premium Income Fund will invest primarily in securities of U.S. issuers, the Equity Premium Income Fund is subject to the risk that certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.

Focus Risk. To the extent that the Equity Premium Income Fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the Equity Premium Income Fund’s performance.

Options Risk. Investments in options involve risks different from, or possibly greater than, the risks associated with investing directly in securities, including leverage risk, tracking risk and, in the case of over the counter options, counterparty default risk. Option positions may expire worthless exposing the Equity Premium Income Fund to potentially significant losses. If the Equity Premium Income Fund writes options, it may receive a premium that is small relative to the loss realized in the event of adverse changes in the value of the underlying instruments. When the Equity Premium Income Fund utilizes options spreads, collars or other combinations, the premium received for writing the call option offsets, in part, the premium paid to purchase the corresponding put option; however, the Equity Premium Income Fund’s participation in gains above the price of the call option are forfeited in return for receiving the call option premium. To the extent the Equity Premium Income Fund writes options on individual securities that it does not hold in its portfolio (i.e., “naked” options), it is subject to the risk that a liquid market for the underlying security may not exist at the time an option is exercised or when the Equity Premium Income Fund otherwise seeks to close out an option position. Naked call options, in particular, have speculative characteristics and the potential for unlimited loss.

Equity Securities Risk. Equity securities typically have greater price volatility than fixed income securities. The market price of equity securities owned by the Fund may go down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented by those markets, or factors directly related to a specific company, such as decisions made by its management.

Large Capitalization Company Risk. Large capitalization companies as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small or mid-cap companies.

Operational and Technology Risk. Cyber-attacks, disruptions, or failures that affect the Income Fund’s service providers or counterparties, issuers of securities held by the Equity Premium Income Fund, or other market participants may adversely affect the Equity Premium Income Fund and its shareholders, including by causing losses for the Equity Premium Income Fund or impairing its operations.

Quantitative Model Risk. The Equity Premium Income Fund’s strategy relies heavily on quantitative models and the analysis of specific metrics to construct the Equity Premium Income Fund’s portfolio. The impact of these metrics on a stock’s performance can be difficult to predict, and stocks that previously possessed certain desirable quantitative characteristics may not continue to demonstrate those same characteristics in the future. In addition, relying on quantitative models entails the risk that the models themselves may be limited or incorrect, that the data on which the models rely may be incorrect or incomplete, and that Horizon may not be successful in selecting companies for investment or determining the weighting of particular stocks in the Equity Premium Income Fund’s portfolio. Any of these factors could cause the Equity Premium Income Fund to underperform funds with similar strategies that do not select stocks based on quantitative analysis.

Real Estate Risk. Real estate values rise and fall in response to a variety of factors, including local, regional and national economic conditions, interest rates and tax considerations. REIT performance depends on the types and locations of the rental properties it owns and on how well it manages those properties.

Performance

The bar chart illustrates the risks of investing in Investor Class shares of the Equity Premium Income Fund by showing the Equity Premium Income Fund’s average returns for each calendar year since inception. The Average Annual Total Returns table shows how the Equity Premium Income Fund’s average annual returns compare with those of a broad measure of market performance. The Equity Premium Income Fund’s past performance, before and after taxes, is not necessarily an indication of how the Equity Premium Income Fund will perform in the future. Updated performance information is available at no cost by visiting www.horizonmutualfunds.com or by calling 1-855-754-7932.

Calendar Year Return as of December 31
Investor Class

The Equity Premium Income Fund’s year-to-date return though August 31, 2023 is 1.94%.

During the period shown in the bar chart, the best performance for a quarter was 14.01% (for the quarter ended December 31, 2022). The worst performance was -25.37% (for the quarter ended March 31, 2020).

Equity Premium Income Fund
Average Annual Total Returns

For the periods ended December 31, 2022	One Year	Five Years	Since Inception of Class*
Investor Class
Return Before Taxes	-6.90%	3.09%	6.31%
Return After Taxes on Distributions	-7.38%	2.11%	5.29%
Return After Taxes on Distributions and Sale of Fund Shares	-3.75%	2.17%	4.69%
Advisor Class
Return Before Taxes	-7.06%	2.94%	5.02%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	-18.11%	9.42%	11.29%
MSCI World High Dividend Yield Index (reflects no deduction for fees, expenses or taxes)**	-3.93%	5.62%	7.86%
S&P 500 Buy-Write Index	-11.37%	2.73%	4.30%

*

Investor Class shares commenced operations on December 28, 2016. Advisor Class shares commenced operations on June 20, 2017. Institutional Class shares had not commenced operations prior to the date of this Prospectus. Index information is since inception of Investor Class shares.

**

The S&P 500 has replaced the MSCI World High Dividend Yield Index as the Fund’s primary benchmark index. The Adviser believes that the new index is more appropriate given the Fund’s change in investment strategy.

After-tax returns are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown. If you own shares of the Income Fund in a tax-deferred account, such as an individual retirement account (“IRA”) or a 401(k) plan, after-tax returns are not applicable to your investment. After-tax returns are shown for Investor Class shares only and after-tax returns for other classes will vary to the extent that each class has different expenses. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder.

The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot directly invest in an index.

Prior to October 4, 2023, the Equity Premium Income Fund compared its performance to the MSCI World High Dividend Yield Index. The MSCI World High Dividend Yield Index is based on the MSCI World Index, its parent index, and includes large- and mid-cap stocks across 23 developed markets countries. The index is designed to reflect the performance of equities in the parent index (excluding REITs) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. Investors cannot directly invest in an index.

Returns would have been lower if Horizon had not waived and/or reimbursed certain expenses of the Equity Premium Income Fund during the periods shown.

Investment Adviser. Horizon Investments, LLC.

Portfolio Managers. Scott Ladner, Chief Investment Officer of Horizon, Mike Dickson, Ph.D., Head of Research and Product Development of Horizon, and Zachary F. Hill, CFA, Head of Portfolio Management of Horizon, share responsible for the day-to-day management of the Equity Premium Income Fund as Co-Portfolio Managers. Dr. Dickson has been a Co-Portfolio Manager of the Equity Premium Income Fund since 2018, Mr. Ladner and Mr. Hill have been Co-Portfolio Managers of the Equity Premium Income Fund since 2023.

Purchase and Sale of Fund Shares. You may purchase and redeem shares of the Equity Premium Income Fund on any day that the New York Stock Exchange is open for trading, subject to certain restrictions described under the section titled “How to Purchase Shares” and “How to Redeem Shares” of the Prospectus. Purchases and redemptions may be made by mailing an application or redemption request to Horizon Funds c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701, or by calling 1-855-754-7932. You also may purchase and redeem shares through a financial intermediary. The minimum initial investment for Advisor Class shares is $2,500 and the minimum subsequent investment is $250. The minimum initial investment for Investor Class shares is $2,500 and the minimum subsequent investment is $250. The minimum initial investment for Institutional Class shares is $10 million. There is no minimum subsequent investment for Institutional Class shares. As of the date of this Prospectus, Institutional Class shares of the Equity Premium Income Fund are not being offered for sale.

Tax Information. The Equity Premium Income Fund’s distributions are taxed as ordinary, capital gains, or nontaxable return of capital distributions, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase the Equity Premium Income Fund through a broker-dealer or other financial intermediary (such as a bank), the Equity Premium Income Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Equity Premium Income Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.